© Career Education Corporation 2008 © Career Education Corporation 2008 Exhibit 99.1

Gary E. McCullough
Gary E. McCullough
PRESIDENT AND CHIEF EXECUTIVE OFFICER
CAREER EDUCATION CORPORATION
PRESIDENT AND CHIEF EXECUTIVE OFFICER
CAREER EDUCATION CORPORATION
© Career Education Corporation 2008
© Career Education Corporation 2008
®
March 18, 2008
March 18, 2008

Except for the historical and present factual information contained herein, the matters set forth in this presentation, including statements identified by words such as "anticipate," "believe," "plan," "expect," "intend,"
"project," "will," and similar expressions, are forward-looking statements as defined in Section 21E of the Securities
Exchange Act of 1934, as amended. These statements are based on information currently available to us and are subject to various risks, uncertainties and other factors that could cause our actual growth, results of operations, performance and business prospects, and opportunities to differ materially from those expressed in, or implied by, these statements. Except as expressly required by the federal securities laws, we undertake no obligation to update such factors or to publicly announce the results of any of the forward-looking statements contained herein to reflect future events, developments, or changed circumstances or for any other reason. These risks and uncertainties, the outcome of which could materially and adversely affect our financial condition and operations, include, but are not limited to, the following: risks associated with unfavorable changes in the cost or availability of financing, including alternative loans, for our students; potential higher bad debt expense or reduced revenue associated with requiring students to pay more of their educational expenses while in school; increased competition; the effectiveness of our regulatory compliance efforts; future financial and operational results, including the impact of the impairment of goodwill and other intangible assets; risks related to our ability to comply with accrediting agency requirements or obtain accrediting agency approvals; risks related to our ability to comply with, and the impact of changes in, legislation and regulations that affect our ability to participate in student financial aid programs; costs, risks, and effects of legal and administrative proceedings and investigations and governmental regulations, and class action and other lawsuits; costs, risks and uncertainties associated with our company-wide restructuring, including risks and uncertainties associated with changes in management and reporting responsibilities; costs and difficulties related to the integration of acquired businesses; risks related to our ability to manage and continue growth; risks related to the sale or teach-out of any campuses; risks related to general economic conditions including credit market conditions and other risk factors relating to our industry and business and the factors discussed in our
Annual Report on Form 10-K for the year ended December 31, 2007, and from time to time in our other reports filed with the Securities and Exchange Commission.
Safe Harbor
Safe Harbor
© Career Education Corporation 2008
© Career Education Corporation 2008

Welcome!
Welcome!
Today’s Objectives
2007…challenging year, positive trends,
much accomplished
2008…progress accelerates, transformation
underway
Beyond 2008…aggressive and achievable
strategic business plan
CEC Executive Leadership Team
Your questions
Why CEC?
Today’s Objectives
2007…challenging year, positive trends,
much accomplished
2008…progress accelerates, transformation
underway
Beyond 2008…aggressive and achievable
strategic business plan
CEC Executive Leadership Team
Your questions
Why CEC?

Today’s Discussion Today’s Discussion Reading Reading

The 3Rs at Career Education
The 3Rs at Career Education
•
Business position
•
Opportunities
•
Threats
•
Risks
•
Business position
•
Opportunities
•
Threats
•
Risks
•
Mission
•
Strategy
•
Organization
•
Processes
•
Culture
•
Mission
•
Strategy
•
Organization
•
Processes
•
Culture
•
Future state
•
Goals
•
Milestones
•
Future state
•
Goals
•
Milestones

Career Education Overview
Career Education Overview
Our Mission:
A global educational company committed
to quality outcomes and career opportunities
for a diverse student population
Our Mission:
A global educational company committed
to quality outcomes and career opportunities
for a diverse student population
®

Career Education Overview
Career Education Overview
Approximately
90,000 Students
Approximately
90,000 Students
Associate,
Bachelor’s,
Master’s and
Doctorate
Degrees;
Certificates
Associate,
Bachelor’s,
Master’s and
Doctorate
Degrees;
Certificates
Curriculum:
Business, Visual
Communications
& Design, Culinary
Arts, Health
Education,
Information
Technology
Curriculum:
Business, Visual
Communications
& Design, Culinary
Arts, Health
Education,
Information
Technology
Over 75
On-ground
Campuses, 22
States and
4 Countries
Over 75
On-ground
Campuses, 22
States and
4 Countries
3 Online
Campuses
without
Geographic
Boundaries
3 Online
Campuses
without
Geographic
Boundaries
2007 Revenue: $1.7 Billion
Second Largest For-Profit Post Secondary Education Company
2007 Revenue: $1.7 Billion
Second Largest For-Profit Post Secondary Education Company

CEC Board of Directors
(Year of Appointment)
CEC Board of Directors
(Year of Appointment)
Robert E. Dowdell
Chairman of the Board (1994)
Dennis H. Chookaszian
Former Chairman and Chief Executive Officer of CNA Financial Corporation (2002)
Patrick W. Gross
Founder and Chairman of The Lovell Group (2005)
Thomas B. Lally
Former President of Heller Equity Capital Corporation (1998)
Steven H. Lesnik
Chairman of KemperSports Inc. (2006)
Leslie T. Thornton
Former Chief of Staff to U.S. Secretary of Education Richard W. Riley
and Partner, Dickstein Shapiro LLP (2005)
Gary E. McCullough
President and Chief Executive Officer of Career Education Corporation (2007)
Robert E. Dowdell
Chairman of the Board (1994)
Dennis H. Chookaszian
Former Chairman and Chief Executive Officer of CNA Financial Corporation (2002)
Patrick W. Gross
Founder and Chairman of The Lovell Group (2005)
Thomas B. Lally
Former President of Heller Equity Capital Corporation (1998)
Steven H. Lesnik
Chairman of KemperSports Inc. (2006)
Leslie T. Thornton
Former Chief of Staff to U.S. Secretary of Education Richard W. Riley
and Partner, Dickstein Shapiro LLP (2005)
Gary E. McCullough
President and Chief Executive Officer of Career Education Corporation (2007)

Executive Leadership Team
Executive Leadership Team
SCHOOL OPERATIONS
SCHOOL OPERATIONS
• Le Cordon Bleu
• Kitchen
Academy
• Le Cordon Bleu
• Kitchen
Academy
• Sanford Brown
College
• Sanford Brown
Institute
• Missouri College
• Western School
• Sanford Brown
College
• Sanford Brown
Institute
• Missouri College
• Western School
• American
InterContinental
University
• Colorado Technical
University
• Briarcliffe College
• American
InterContinental
University
• Colorado Technical
University
• Briarcliffe College
• IADT
• Harrington
College
• Brooks Institute
• Collins College
• Brown College
• IADT
• Harrington
College
• Brooks Institute
• Collins College
• Brown College
• INSEEC
• Istituto
Marangoni
• INSEEC
• Istituto
Marangoni
President & CEO
Gary E. McCullough
Finance
Mike Graham
Marketing
& Admissions
Len Mariani
Education
Dr. Donna Gray
Organization Eff.
& Administration
Tom Budlong
General Counsel
Jeff Ayers
Culinary Arts
Business Unit
Paul Ryan
Health Education
Business Unit
George Grayeb
University
Business Unit
Deb Lenart
Art & Design
Business Unit
Ty Roberts
International,
Plng & Development
Todd Steele
CORPORATE OPERATIONS/INSTITUTIONAL EFFECTIVENESS
CORPORATE OPERATIONS/INSTITUTIONAL EFFECTIVENESS

®
CEO Perspective…
CEO Perspective…
Career Education Corporation
Career Education Corporation
$13.64 $30.09 Share Price
3/06/08 3/06/07
Continuing operations
Continuing operations
-1.5 pts. 7%
Margin
$1.01
$120*
$1,675*
2007
+$0.11
Earnings Per Share
(23%)
Operating Profit
(7%)
Revenue
vs 2006
(* $ in Millions)

CEO Perspective
CEO Perspective
“I will start by saying that I am probably
more optimistic today about what
we can do than I ever have been…”
-
Gary McCullough
earnings call on 2/21/08
“I will start by saying that I am probably
more optimistic today about what
we can do than I ever have been…”
-
Gary McCullough
earnings call on 2/21/08

Why the Optimism? Why the Optimism? Ten Reasons to be Optimistic About the Future of Career Education Corporation Ten Reasons to be Optimistic About the Future of Career Education Corporation

REASON REASON We Provide Students with Opportunities to Change Their Lives Through a Quality Education We Provide Students with Opportunities to Change Their Lives Through a Quality Education # 1

Reason #1…Our Students
Reason #1…Our Students
We educate many people….
172,000 total graduates (2004-2007)
66% on-ground
34% online
160 total degrees and certificates offered
125 graduation ceremonies per year
We educate many people….
172,000 total graduates (2004-2007)
66% on-ground
34% online
160 total degrees and certificates offered
125 graduation ceremonies per year

Reason #1…Our Students
Reason #1…Our Students
We serve a diverse mix of students. For example:
American InterContinental University is:
First in awarding master’s degrees in computer
and information science to Hispanic-Americans
Second in awarding associate degrees across all
disciplines to African-Americans and all minorities
Third in awarding master’s and bachelor’s degrees
computer and information science to all minorities
LCB first to offer a 100% Spanish speaking
culinary degree in United States
We serve a diverse mix of students. For example:
American InterContinental University is:
First in awarding master’s degrees in computer
and information science to Hispanic-Americans
Second in awarding associate degrees across all
disciplines to African-Americans and all minorities
Third in awarding master’s and bachelor’s degrees
computer and information science to all minorities
LCB first to offer a 100% Spanish speaking
culinary degree in United States
Source: Diverse Issues
In Higher Education
Source: Diverse Issues
In Higher Education

Reason #1…Our Students
Reason #1…Our Students
Kristen Grissom
Mother of two young children
Graduated from Orlando Culinary Academy with
an Associate in Culinary Arts
Now an assistant pastry chef at the Ritz-Carlton
Orlando
Kristen Grissom
Mother of two young children
Graduated from Orlando Culinary Academy with
an Associate in Culinary Arts
Now an assistant pastry chef at the Ritz-Carlton
Orlando
CEC students are using their education
to advance their lives
CEC students are using their education
to advance their lives

REASON REASON Major Uncertainties that Have Hindered Growth Are Behind Us Major Uncertainties that Have Hindered Growth Are Behind Us # 2

Reason #2…Uncertainties
Resolved
Reason #2…Uncertainties
Resolved
89,500 89,500 84,700 84,700 89,500 89,500 83,300 83,300 POPULATION
$1.7B $1.7B $1.8B $1.8B $1.9B $1.9B $1.5B $1.5B REVENUE
DOJ
DOE
SEC
SACS
2007 2006 2005 2004
- June -
AIU placed
on warning
- December -
AIU placed on
probation
- June -
SEC
launches
inquiry
- June -
DOE investigates,
places growth
restrictions on CEC
- May -
DOJ launches
review of CEC
schools
- April -
SEC recommends
inquiry termination
- December -
AIU SACS resolution
- January -
DOE resolution
and removal of
restrictions
- April -
DOJ resolution

REASON REASON Underlying Performance Trends for CEC Are Positive and Moving in the Right Direction Underlying Performance Trends for CEC Are Positive and Moving in the Right Direction # 3

Reason #3…Positive Trends
Reason #3…Positive Trends
Improved key operational metrics as year progressed
Improved key operational metrics as year progressed
Performance Metric
Performance Metric
2007 vs 2006
Qtr 1
Qtr 1
Qtr2
Qtr2
Qtr3
Qtr3
Qtr4
Qtr4
Starts
Starts
-10%
-10%
16%
16%
11%
11%
12%
12%
Population
Population
-
-
5%
5%
8%
8%
6%
6%
Retention
Retention
Revenue per
Revenue per
student
student
Cost per Start
Cost per Start

REASON REASON We Participate in Markets that Have a Positive Outlook We Participate in Markets that Have a Positive Outlook # 4

Reason #4…Positive Market
Outlook
Reason #4…Positive Market
Outlook
U.S. enrollments projected to grow from
17.9 million in 2007 to 19.4 million by 2012
U.S. enrollments projected to grow from
17.9 million in 2007 to 19.4 million by 2012
Post secondary education market is
large and growing
Post secondary education market is
large and growing
Working adult student segment (age 22-34)
projected to grow twice as fast as traditional
student segment (age 18-21)
Working adult student segment (age 22-34)
projected to grow twice as fast as traditional
student segment (age 18-21)
Source: National Center of Education Statistics (NCES)
CEC serves fastest-growing age segment
CEC serves fastest-growing age segment

Reason #4…Positive Market
Outlook
Reason #4…Positive Market
Outlook
100% online enrollments to grow 14% per year –
from 1.8 million in 2007 to 3.4 million by 2012
By 2012, nearly 1 in 5 students fully online
(up from 10% today)
100% online enrollments to grow 14% per year –
from 1.8 million in 2007 to 3.4 million by 2012
By 2012, nearly 1 in 5 students fully online
(up from 10% today)
Fully online education is fastest-growing
segment in postsecondary
Fully online education is fastest-growing
segment in postsecondary
For-profits will grow faster than traditional,
not-for-profit institutions
For-profits will grow faster than traditional,
not-for-profit institutions
For-profit enrollments to grow 5-7% per year,
compared to 1-2% for not-for-profits
For-profit revenue to grow 7-9% annually
For-profit enrollments to grow 5-7% per year,
compared to 1-2% for not-for-profits
For-profit revenue to grow 7-9% annually
Source: Eduventures, BMO Capital Markets, Credit Suisse, National Center of
Education Statistics (NCES)

REASON REASON We Bring Significant Strengths to a Highly Competitive Marketplace We Bring Significant Strengths to a Highly Competitive Marketplace # 5

Reason #5…CEC Strengths
Reason #5…CEC Strengths
Academic Excellence
Academic Excellence
Quality Outcomes & Career Opportunities
Quality Outcomes & Career Opportunities
Global Education
Company
Global Education
Company

Reason #5…CEC Strengths
Reason #5…CEC Strengths
Exceeded all benchmarks in the 2007 Noel-Levitz Priorities
Survey for Online Learners
Exceeded all benchmarks in the 2007 Noel-Levitz Priorities
Survey for Online Learners
Council of College and Military Educators 2007 Institution Award
2007 Kerrigan Top 30 Military Friendly Schools
25 Wounded Warrior Scholarships
Council of College and Military Educators 2007 Institution Award
2007 Kerrigan Top 30 Military Friendly Schools
25 Wounded Warrior Scholarships
Academic Excellence
Academic Excellence

Reason #5…CEC Strengths
Reason #5…CEC Strengths
Western Culinary Institute and LCB Miami
2006-2007 School of Distinction
Western Culinary Institute and LCB Miami
2006-2007 School of Distinction
Surgical Technology Program at Sanford-Brown Institute
Iselin, NJ
“PAE Elite Twenty Program”
Surgical Technology Program at Sanford-Brown Institute
Iselin, NJ
“PAE Elite Twenty Program”
Academic Excellence
Academic Excellence

Reason #5…CEC Strengths
Diverse Brand Portfolio
Reason #5…CEC Strengths
Diverse Brand Portfolio
Leading network of allied
health schools
Leading network of allied
health schools
National network of culinary
schools in the US
National network of culinary
schools in the US
Multi-national online and
on-ground schools
Multi-national online and
on-ground schools
Multi-national online
school and Midwest
ground schools
Multi-national online
school and Midwest
ground schools
Highly ranked schools
Highly ranked schools
Nationally recognized
interior design school
Nationally recognized
interior design school
®
Nationwide network of
fashion & design schools
Nationwide network of
fashion & design schools
TM
Nationally recognized
leader in digital
photography
Nationally recognized
leader in digital
photography
TM

Reason #5…CEC Strengths
Proprietary Student Interfaces
Reason #5…CEC Strengths
Proprietary Student Interfaces
Virtual Campus and full student services
Powerful proprietary learning management systems
Full integration with the student management system
Rich online collaboration tools
Virtual Campus and full student services
Powerful proprietary learning management systems
Full integration with the student management system
Rich online collaboration tools

Reason #5…CEC Strengths
New Mobile Student Interface
Reason #5…CEC Strengths
New Mobile Student Interface
Access to the Virtual Campus using  mobile devices
Application designed for Apple’s iPhone
and iTouch
Access to the Virtual Campus using  mobile devices
Application designed for Apple’s iPhone
and iTouch

Reason #5…CEC Strengths Broad Geographic Coverage Reason #5…CEC Strengths Broad Geographic Coverage Art & Design University Culinary Health International

Reason #5…CEC Strengths
Proven School Startup Expertise
Reason #5…CEC Strengths
Proven School Startup Expertise
Record of Success
Record of Success
Future Plans
Future Plans
Since 2001, opened 18 new
schools in 11 states
Over $200 million
of 2007 revenue
Since 2001, opened 18 new
schools in 11 states
Over $200 million
of 2007 revenue
3-5 new startups per year
More efficient model
reaches profitability
within one year
3-5 new startups per year
More efficient model
reaches profitability
within one year

Reason #5…CEC Strengths Reason #5…CEC Strengths Our People Our People

Challenging Environment
Challenging Environment
Intensified Competition
Adding campus locations aggressively
Expanding online curriculum
Improving brand management skills
and support program efficiencies
Student Funding Uncertainty
New targets for student profiles
New curriculum design
Emerging Price Sensitivity
Inflationary impact on students
Availability of education alternatives
Intensified Competition
Adding campus locations aggressively
Expanding online curriculum
Improving brand management skills
and support program efficiencies
Student Funding Uncertainty
New targets for student profiles
New curriculum design
Emerging Price Sensitivity
Inflationary impact on students
Availability of education alternatives

REASON REASON We Will Not Hesitate to Make Necessary Changes to Our Company to Succeed We Will Not Hesitate to Make Necessary Changes to Our Company to Succeed # 6

Reason #6…Change Oriented
Reason #6…Change Oriented
2 0 0 7
2 0 0 7
Implemented reduction in force in QTR 1 – annual savings
of up to $15 million
Developed mission, strategy, five-year plan
Launched 40 new programs and concentrations
Opened four new campuses: integrated one
international acquisition
Hired four new senior leaders
Designed high performance organization
Implemented reduction in force in QTR 1 – annual savings
of up to $15 million
Developed mission, strategy, five-year plan
Launched 40 new programs and concentrations
Opened four new campuses: integrated one
international acquisition
Hired four new senior leaders
Designed high performance organization

Reason #6…Change Oriented
Reason #6…Change Oriented
QTR 1 ’08
QTR 1 ’08
Implemented new organization structure…
Strategic Business Units
Hired three additional senior leaders and promoted one
Implemented headcount reduction (220 positions) for annual
savings of up to $20 million
Introduced new Management Incentive Plan
Updated strategic business plan with changes in student
lending environment
Announced teach-out of 11 additional schools
Implemented new organization structure…
Strategic Business Units
Hired three additional senior leaders and promoted one
Implemented headcount reduction (220 positions) for annual
savings of up to $20 million
Introduced new Management Incentive Plan
Updated strategic business plan with changes in student
lending environment
Announced teach-out of 11 additional schools

REASON REASON # 7 We Have Identified Operational Shortfalls and Are Taking Decisive Actions We Have Identified Operational Shortfalls and Are Taking Decisive Actions

Reason #7…Decisive Actions
Reason #7…Decisive Actions
Centralizing operations to extent possible
Student financial aid processing
National lead and media buying
Procurement
Select admissions functions
Human resource systems
Creating awareness and understanding of relative
campus performance
Implementing real estate plan to reduce future
liabilities
Centralizing operations to extent possible
Student financial aid processing
National lead and media buying
Procurement
Select admissions functions
Human resource systems
Creating awareness and understanding of relative
campus performance
Implementing real estate plan to reduce future
liabilities

REASON REASON # 8 We Have an Aligned, Focused Organization with a Highly Capable Leadership Team We Have an Aligned, Focused Organization with a Highly Capable Leadership Team

Reason #8…Aligned, Focused
Organization
Reason #8…Aligned, Focused
Organization
Conclusions from CEC Organization Review:
Extra layers, overlaps, redundancies
Unclear accountabilities
Brand management and strategic perspective missing
Inconsistencies in activities, responsibilities, staffing
levels across divisions
Underleveraged
Alignment with CEC objectives and priorities missing
in some areas
Talent gap
Conclusions from CEC Organization Review:
Extra layers, overlaps, redundancies
Unclear accountabilities
Brand management and strategic perspective missing
Inconsistencies in activities, responsibilities, staffing
levels across divisions
Underleveraged
Alignment with CEC objectives and priorities missing
in some areas
Talent gap

Reason #8…Aligned, Focused
Organization
Reason #8…Aligned, Focused
Organization
Overview of Changes
Overview of Changes
Five SBUs reporting to CEO
New brand management and
strategic planning talent
in SBUs
Standardized organization
structures across SBUs
and campuses
New transitional school
division
More focused shared services
at corporate center
Five SBUs reporting to CEO
New brand management and
strategic planning talent
in SBUs
Standardized organization
structures across SBUs
and campuses
New transitional school
division
More focused shared services
at corporate center
President & CEO
Gary E. McCullough
Institutions/
Campuses
Strategic Business
Units
Leadership Center
Function

Reason #8…Aligned, Focused
Organization
Reason #8…Aligned, Focused
Organization
CEC Values
CEC Values
High Performance Principles
•
Leadership
•
Sense of urgency
•
Measured risk taking
•
Innovation
•
Teamwork
•
Accountability
•
Effective communication
•
Mastery
High Performance Principles
•
Leadership
•
Sense of urgency
•
Measured risk taking
•
Innovation
•
Teamwork
•
Accountability
•
Effective communication
•
Mastery
Establishing a New Culture
Establishing a New Culture

Reason #8…Aligned, Focused
Organization
Reason #8…Aligned, Focused
Organization
Objectives of plan:
Pay for performance
Alignment between corporate, SBU and campus goals
Participants:
2,100 employees at corporate, SBU teams, campus
leadership
Performance measurements:
Objectives of plan:
Pay for performance
Alignment between corporate, SBU and campus goals
Participants:
2,100 employees at corporate, SBU teams, campus
leadership
Performance measurements:
Performance goals,
turnover, compliance
Individual performance
Revenue & operating income Corporate, SBU, campus
Measurements Categories
New Management Incentive Plan
New Management Incentive Plan

REASON REASON # 9 We Are Resourced to Grow Our Business Organically and Through Acquisitions We Are Resourced to Grow Our Business Organically and Through Acquisitions

Reason #9…Resourced to Grow
Reason #9…Resourced to Grow
Program Development: Resources in place
with capacity and expertise to develop
curriculum quickly at relatively low cost
New programs: on-ground, blended and online
Updates to existing programs
Program conversions from on-ground to online
Startups: Specialized team(s) in place. Proven
capability to identify and open new locations
Alumni: New resources now in place to mine the
growth potential of our alumni network
Program Development: Resources in place
with capacity and expertise to develop
curriculum quickly at relatively low cost
New programs: on-ground, blended and online
Updates to existing programs
Program conversions from on-ground to online
Startups: Specialized team(s) in place. Proven
capability to identify and open new locations
Alumni: New resources now in place to mine the
growth potential of our alumni network
Organic Growth
Organic Growth

Reason #9…Resourced to Grow
Reason #9…Resourced to Grow
Historically grown through acquisitions
Particularly successful international acquisitions
Poised to move forward with acquisitions after
significant improvement in domestic execution
Resources in place
Market scans continue
Historically grown through acquisitions
Particularly successful international acquisitions
Poised to move forward with acquisitions after
significant improvement in domestic execution
Resources in place
Market scans continue
Acquisitions
Acquisitions

REASON REASON The Strategic Business Units Have Aggressive and Achievable Plans The Strategic Business Units Have Aggressive and Achievable Plans # 10

Reason #10…Aggressive Plans
Reason #10…Aggressive Plans
Health Education
Health Education
Culinary Arts
Culinary Arts
University
University
Art & Design
Art & Design
TM
Four Academic Focus Areas
Four Academic Focus Areas

Reason #10…Aggressive Plans
Reason #10…Aggressive Plans
INSTITUTIONS
INSTITUTIONS
Grow…our core
educational institutions
Improve…academic and
operational effectiveness
Enter…new markets
Build…our reputation
and external relationships
Grow and Develop…
our people
Grow…our core
educational institutions
Improve…academic and
operational effectiveness
Enter…new markets
Build…our reputation
and external relationships
Grow and Develop…
our people
5 Strategic Choices
5 Strategic Choices
TM
TM
TM
®

Reason #10…Aggressive Plans
Reason #10…Aggressive Plans
Execution Focus: Rebuild Online Population
and Improve On-ground Performance
Brand differentiation for AIU/CTU/Briarcliffe
New programs with more flexibility
Population growth through improved target marketing
and new locations
Enhanced tutoring and academic support
Execution Focus: Rebuild Online Population
and Improve On-ground Performance
Brand differentiation for AIU/CTU/Briarcliffe
Brand differentiation for AIU/CTU/Briarcliffe
New programs with more flexibility
New programs with more flexibility
Population growth through improved target marketing
Population growth through improved target marketing
and new locations
and new locations
Enhanced tutoring and academic support
Enhanced tutoring and academic support
University SBU
University SBU

Reason #10…Aggressive Plans
Reason #10…Aggressive Plans
CTU…Population Growth and Improved
Degree Mix
Matriculation from associate to bachelor’s
Master’s, doctorate programs
Continued military focus
One University…“CTU Choices”
AIU…Rebuild Online Population and Improve
On-ground Performance
AIU recovery: $12 million media campaign
New programs and concentrations
Unified on-ground and online
Teach-out of Los Angeles
CTU…Population Growth and Improved
CTU…Population Growth and Improved
Degree Mix
Degree Mix
Matriculation from associate to bachelor’s
Matriculation from associate to bachelor’s
Master’s, doctorate programs
Master’s, doctorate programs
Continued military focus
Continued military focus
One University…“CTU Choices”
One University…“CTU Choices”
AIU…Rebuild Online Population and Improve
AIU…Rebuild Online Population and Improve
On-ground Performance
On-ground Performance
AIU recovery: $12 million media campaign
AIU recovery: $12 million media campaign
New programs and concentrations
New programs and concentrations
Unified on-ground and online
Unified on-ground and online
Teach-out of Los Angeles
Teach-out of Los Angeles
TM

AIU Unified Branding – Old Message AIU Unified Branding – Old Message

AIU Unified Branding – New Creative Look AIU Unified Branding – New Creative Look

AIU Unified Branding – Communities, Blogging & Mobile AIU Unified Branding – Communities, Blogging & Mobile

AIU Commercial

Execution Focus: Redesign Business to
Enable Increased Student Funding Flexibility
Flexible LCB program up to 21 months
Increased recruiting focus on local
and high school markets
New certificate programs at selected schools
Optimal footprints for new locations
Realigned cost structure to population
Improved financial performance of CCA
Execution Focus: Redesign Business to
Enable Increased Student Funding Flexibility
Flexible LCB program up to 21 months
Flexible LCB program up to 21 months
Increased recruiting focus on local
Increased recruiting focus on local
and high school markets
and high school markets
New certificate programs at selected schools
New certificate programs at selected schools
Optimal footprints for new locations
Optimal footprints for new locations
Realigned cost structure to population
Realigned cost structure to population
Improved financial performance of CCA
Improved financial performance of CCA
Reason #10…Aggressive Plans
Reason #10…Aggressive Plans
TM
Culinary Arts SBU
Culinary Arts SBU

Execution Focus: Consolidate Brands,
Higher End Curriculum, New Locations
Consolidated brands
New, higher end programs
Blended learning
Geographic expansion
Standardized operations across locations
Execution Focus: Consolidate Brands,
Higher End Curriculum, New Locations
Consolidated brands
Consolidated brands
New, higher end programs
New, higher end programs
Blended learning
Blended learning
Geographic expansion
Geographic expansion
Standardized operations across locations
Standardized operations across locations
Reason #10…Aggressive Plans
Reason #10…Aggressive Plans
Health Education SBU
Health Education SBU

Execution Focus: On-ground and Blended
Programs
Determine optimal number and positioning
of institutions
Leverage common curricula across institutions
Grow IADT online and blended learning
Increase recruiting focus in local markets
for on-ground schools
Expand with Academy startups
Execution Focus: On-ground and Blended
Programs
Determine optimal number and positioning
Determine optimal number and positioning
of institutions
of institutions
Leverage common curricula across institutions
Leverage common curricula across institutions
Grow IADT online and blended learning
Grow IADT online and blended learning
Increase recruiting focus in local markets
Increase recruiting focus in local markets
for on-ground schools
for on-ground schools
Expand with Academy startups
Expand with Academy startups
Reason #10…Aggressive Plans
Reason #10…Aggressive Plans
TM
Art and Design SBU
Art and Design SBU

Reason #10…Aggressive Plans
Reason #10…Aggressive Plans
New programs, multi-
channel marketing
Accreditation
enhancements
Explore additional
geographic expansion
New programs, multi-
channel marketing
Accreditation
enhancements
Explore additional
geographic expansion
Business,
Communications and
Health Education
Business,
Communications and
Health Education
Premier
Fashion
Schools
Premier
Fashion
Schools
Execution Focus: Expand Current Properties
Execution Focus: Expand Current Properties
New programs for
London, Paris locations
Explore additional
geographic expansion
New programs for
London, Paris locations
Explore additional
geographic expansion
TM
International SBU
International SBU

Why the Optimism?
Why the Optimism?
Help students change their lives
Put major uncertainties behind us
Continue positive performance trends
Participate in a marketplace with positive outlook
Compete with significant strengths
Change to succeed
Take decisive actions on operations opportunities
Align the organization
Are resourced to grow
Implement aggressive and achievable business plans
Help students change their lives
Put major uncertainties behind us
Continue positive performance trends
Participate in a marketplace with positive outlook
Compete with significant strengths
Change to succeed
Take decisive actions on operations opportunities
Align the organization
Are resourced to grow
Implement aggressive and achievable business plans
10
10
1
1
2
2
3
3
4
4
5
5
6
6
7
7
8
8
9
9

Execution Expectations
Execution Expectations
AIU recovery
New online, blended
programs
Program matriculation
New student profiles
Optimal program length
New locations
Brand consolidation
2008 2009 2010
Transformation
Acceleration
New on-ground, online,
blended curricula
Program matriculation
New locations
Continue brand
development
TM
TM

Execution Expectations
Execution Expectations
Develop new organization
Centralize support activities
Execute teach-outs
Build external relationships
Develop high performance
culture
Optimize real estate
2008 2009 2010
Transformation
Acceleration
Optimize domestic business
Teach-outs complete
New focus on international
expansion
Growth: organic, acquisition
®

Performance Expectations
Performance Expectations
2008-2010
Population
6 to 8% CAGR
Revenue
6 to 8% CAGR
Margin
Low to mid teens
New locations
3 to 5 per year
Teach-outs
Announced teach-outs closed by 2010

2007/2008…
Making a Step Change
2007/2008…
Making a Step Change
CEC 2007 and Prior
$1.7 billion
Margin degradation
Multiple, independent
brands/institutions/
operations
Mixed reputation
Inefficient organization
CEC 2007 and Prior
$1.7 billion
Margin degradation
Multiple, independent
brands/institutions/
operations
Mixed reputation
Inefficient organization
CEC Future State
$2 billion plus: CAGR in mid
single digits
Margins in “mid teens”
Differentiated brands
Strong reputation
Academic excellence
Student outcomes
High performance organization
CEC Future State
$2 billion plus: CAGR in mid
single digits
Margins in “mid teens”
Differentiated brands
Strong reputation
Academic excellence
Student outcomes
High performance organization
Step change
needed now
to achieve
future state

What Keeps Me Awake at Night?
What Keeps Me Awake at Night?
Student funding availability
AIU recovery
Rogue admissions representatives
Student funding availability
AIU recovery
Rogue admissions representatives

In Summary… In Summary… 2007 a challenging year…but we see important, underlying performance improvements 2007 a challenging year…but we see important, underlying performance improvements

In Summary…
In Summary…
Major transformation that began in
2007 is well underway
Progress accelerates in 2008,
continues into 2009
Build on a strong foundation
Major transformation that began in
2007 is well underway
Progress accelerates in 2008,
continues into 2009
Build on a strong foundation

In Summary…
In Summary…
Goals reflect significant turnaround
Team is optimistic about CEC’s ability
to execute
10 Reasons why you should be
optimistic
Goals reflect significant turnaround
Team is optimistic about CEC’s ability
to execute
10 Reasons why you should be
optimistic

© Career Education Corporation 2008 © Career Education Corporation 2008

Len Mariani
Len Mariani
Chief Marketing and Admissions Officer
CAREER EDUCATION CORPORATION
Chief Marketing and Admissions Officer
CAREER EDUCATION CORPORATION
© Career Education Corporation 2008
© Career Education Corporation 2008
®
March 18, 2008

Except for the historical and present factual information contained herein, the matters set forth in this presentation, including statements identified by words such as "anticipate," "believe," "plan," "expect," "intend,"
"project," "will," and similar expressions, are forward-looking statements as defined in Section 21E of the Securities
Exchange Act of 1934, as amended. These statements are based on information currently available to us and are subject to various risks, uncertainties and other factors that could cause our actual growth, results of operations, performance and business prospects, and opportunities to differ materially from those expressed in, or implied by, these statements. Except as expressly required by the federal securities laws, we undertake no obligation to update such factors or to publicly announce the results of any of the forward-looking statements contained herein to reflect future events, developments, or changed circumstances or for any other reason. These risks and uncertainties, the outcome of which could materially and adversely affect our financial condition and operations, include, but are not limited to, the following: risks associated with unfavorable changes in the cost or availability of financing, including alternative loans, for our students; potential higher bad debt expense or reduced revenue associated with requiring students to pay more of their educational expenses while in school; increased competition; the effectiveness of our regulatory compliance efforts; future financial and operational results, including the impact of the impairment of goodwill and other intangible assets; risks related to our ability to comply with accrediting agency requirements or obtain accrediting agency approvals; risks related to our ability to comply with, and the impact of changes in, legislation and regulations that affect our ability to participate in student financial aid programs; costs, risks, and effects of legal and administrative proceedings and investigations and governmental regulations, and class action and other lawsuits; costs, risks and uncertainties associated with our company-wide restructuring, including risks and uncertainties associated with changes in management and reporting responsibilities; costs and difficulties related to the integration of acquired businesses; risks related to our ability to manage and continue growth; risks related to the sale or teach-out of any campuses; risks related to general economic conditions including credit market conditions and other risk factors relating to our industry and business and the factors discussed in our
Annual Report on Form 10-K for the year ended December 31, 2007, and from time to time in our other reports filed with the Securities and Exchange Commission.
Safe Harbor
Safe Harbor
© Career Education Corporation 2008
© Career Education Corporation 2008

Summary
Summary
We recognize our marketing and admission
performance represents a significant improvement
opportunity
We will build and add on to our core strengths in
marketing and admissions to improve performance
We will define our success by significantly
improved starts and cost per start performance
We recognize our marketing and admission
performance represents a significant improvement
opportunity
We will build and add on to our core strengths in
marketing and admissions to improve performance
We will define our success by significantly
improved starts and cost per start performance

Large, Distributed Operation
Marketing, Admissions, PR and Communications
Major activities performed in corporate and the
business units
Under 2,700 full and part-time employees
Support over 75 ground and online schools
$464M spent in 2007 to generate over 6M leads
and deliver over 95,500 starts
Large, Distributed Operation
Large, Distributed Operation
Marketing, Admissions, PR and Communications
Major activities performed in corporate and the
business units
Under 2,700 full and part-time employees
Support over 75 ground and online schools
$464M spent in 2007 to generate over 6M leads
and deliver over 95,500 starts
Marketing and Admissions
Overview
Marketing and Admissions
Overview

89,700
95,500
1st Qtr 2nd Qtr 3rd Qtr 4th Qtr Total
2006
2007
89,700
95,500
1st Qtr 2nd Qtr 3rd Qtr 4th Qtr Total
2006
2007
Positive Trends
Positive Trends
Marketing and Admissions
Year Over Year Start Increase
Year Over Year Start Increase
Year Over Year Start Increase
*Continuing Operations
5,800 Starts
7%
5,800 Starts
7%

$4,800
$5,000
$7,100
$5,930
$4,600
$3,800
$5,700
$4,700
$5,500
$4,860
1st Qtr 2nd Qtr 3rd Qtr 4th Qtr Total
2006
2007
$4,800
$5,000
$7,100
$5,930
$4,600
$3,800
$5,700
$4,700
$5,500
$4,860
1st Qtr 2nd Qtr 3rd Qtr 4th Qtr Total
2006
2007
Positive Trends
Positive Trends
Marketing and Admissions
Year Over Year Cost Per Start Decline
CEC Quarterly Average Starts
Year Over Year Cost Per Start Decline
Year Over Year Cost Per Start Decline
CEC Quarterly Average Starts
CEC Quarterly Average Starts
$640
12%
$640
12%

Operating Margins
Operating Margins
Operating Margin Among Lowest in Industry
Operating Margin –
Percent of Revenue
Operating Margin Among Lowest in Industry
Operating Margin Among Lowest in Industry
Operating
Operating
Margin
Margin
–
– Percent
Percent
of
of
Revenue
Revenue
29% 29%
28%
17%
15%
7%
3%
ITT Strayer Apollo EDMC DeVry CEC COCO
29% 29%
28%
17%
15%
7%
3%
ITT Strayer Apollo EDMC DeVry CEC COCO
Marketing and Admissions
Source: CECO 2007 10K; Stifel Nicolaus Factbook (Fall 2007); Apollo 6/07 10Q;
DeVry 11/07 10Q;  COCO 8/07 10K; Strayer 11/07 10Q; ITT (ESI) 10/07 10Q
Source: CECO 2007 10K; Stifel Nicolaus Factbook (Fall 2007); Apollo 6/07 10Q;
DeVry 11/07 10Q;  COCO 8/07 10K; Strayer 11/07 10Q; ITT (ESI) 10/07 10Q

$3,900
$6,087
$4,860
$4,215
$3,506
$2,734
$2,281
$2,062
DeVry CEC EDMC ITT COCO Strayer Apollo
$6,087
$4,860
$4,215
$3,506
$2,734
$2,281
$2,062
DeVry CEC EDMC ITT COCO Strayer Apollo
Marketing and Admissions Costs Among Highest in Industry
Marketing and Admissions –
Costs Per Start
Marketing and Admissions Costs Among Highest in Industry
Marketing and Admissions Costs Among Highest in Industry
Marketing
Marketing
and
and
Admissions
Admissions
–
– Costs
Costs
Per
Per
Start
Start
Cost Per Start
Cost Per Start
Source: CEC Finance Sept 2007 Profitability Report; Stifel Nicolaus Factbook (Fall 2007)
Source: CEC Finance Sept 2007 Profitability Report; Stifel Nicolaus Factbook (Fall 2007)
Marketing and Admissions

Framework
Framework
Leads
Enroll
Start
Appt.
Student Prospect Fallout
Student Prospect Fallout
Excessive Student Prospect Fallout Prior to Start
Excessive Student Prospect Fallout Prior to Start
Excessive Student Prospect Fallout Prior to Start
Marketing and Admissions

Marketing and Admissions
Assets
Assets
Strong Fundamentals
Online marketing innovation
Broad online brand presence
Custom lead management applications
Recognized brands
Best practices in advertising and admissions
Strong Fundamentals
Strong Fundamentals
Online marketing innovation
Broad online brand presence
Custom lead management applications
Recognized brands
Best practices in advertising and admissions
®
TM
TM
TM

Operational, Cultural, Strategic Challenges
Decentralized management model results in
media buys and admissions process that lack
consistency and scale
Inadequate focus on student performance and
lifetime value
Admissions team effectiveness hampered by
high turnover and inconsistent skills
Multiple and sometimes un-differentiated brands
result in sub-optimal performance, awareness,
perceptions
Operational, Cultural, Strategic Challenges
Operational, Cultural, Strategic Challenges
Decentralized management model results in
Decentralized management model results in
media buys and admissions process that lack
media buys and admissions process that lack
consistency and scale
consistency and scale
Inadequate focus on student performance and
Inadequate focus on student performance and
lifetime value
lifetime value
Admissions team effectiveness hampered by
Admissions team effectiveness hampered by
high turnover and inconsistent skills
high turnover and inconsistent skills
Multiple and sometimes un-differentiated brands
Multiple and sometimes un-differentiated brands
result in sub-optimal performance, awareness,
result in sub-optimal performance, awareness,
perceptions
perceptions
Marketing and Admissions
Challenges
Challenges

Marketing and Admissions
Timing
Timing
Most Initiatives Complete or Underway
Execution Timing
Eliminating unprofitable/least
profitable media
Scaling lead clearinghouse
activities and technology
Addressing private lending
Consolidating offline and
online media buying
Consolidating agency and
creative management
Simplifying brand architecture
Enhance front-line supervisor
and admissions rep training
Simplify rep supp comp plan
Most Initiatives Complete or Underway
Most Initiatives Complete or Underway
Execution Timing
Execution Timing
Eliminating unprofitable/least
Eliminating unprofitable/least
profitable media
profitable media
Scaling lead clearinghouse
Scaling lead clearinghouse
activities and technology
activities and technology
Addressing private lending
Addressing private lending
Consolidating offline and
Consolidating offline and
online media buying
online media buying
Consolidating agency and
Consolidating agency and
creative management
creative management
Simplifying brand architecture
Simplifying brand architecture
Enhance front-line supervisor
Enhance front-line supervisor
and admissions rep training
and admissions rep training
Simplify rep supp comp plan
Simplify rep supp comp plan
‘07
‘07
07 ‘08
‘08
08 ‘09
‘09
09 Q1 Q1 Q4 Q4 Q1 Q1 Q4 Q4 Q1 Q1 Q4 Q4

Improve 2010 Performance Relative to 2007
Target Changes in Cost Per Start,
Starts and Revenue Per Student
Improve 2010 Performance Relative to 2007
Improve 2010 Performance Relative to 2007
Target Changes in Cost Per Start,
Target Changes in Cost Per Start,
Starts and Revenue Per Student
Starts and Revenue Per Student
Marketing and Admissions
2010 Targets
2010 Targets
Cost Per Start
Cost Per Start
$4,100 –
$4,100 –
$4,400
$4,400
2007 –
2007 –
$4,860
$4,860
M/A Costs % Revenue
M/A Costs % Revenue
25% –
25% –
27%
27%
2007 –
2007 –
28%
28%
Starts
Starts
120,000 –
120,000 –
130,000
130,000
2007 –
2007 –
95,500
95,500

Summary
Summary
We recognize our marketing and admission
performance represents a significant improvement
opportunity
We will build and add on to our core strengths in
marketing and admissions to improve performance
We will define our success by significantly
improved starts and cost per start performance
We recognize our marketing and admission
performance represents a significant improvement
opportunity
We will build and add on to our core strengths in
marketing and admissions to improve performance
We will define our success by significantly
improved starts and cost per start performance

Mike Graham
Mike Graham
EXECUTIVE VICE PRESIDENT
AND CHIEF FINANCIAL OFFICER
CAREER EDUCATION CORPORATION
EXECUTIVE VICE PRESIDENT
AND CHIEF FINANCIAL OFFICER
CAREER EDUCATION CORPORATION
© Career Education Corporation 2008
© Career Education Corporation 2008
®
March 18, 2008
March 18, 2008

Safe Harbor
Safe Harbor
Except for the historical and present factual information contained herein, the matters set forth in this presentation, including statements identified by words such as "anticipate," "believe," "plan,"
"expect," "intend," "project," "will," and similar expressions, are forward-looking statements as defined in Section 21E of the Securities Exchange Act of 1934, as amended. These statements are based on information currently available to us and are subject to various risks, uncertainties and other factors that could cause our actual growth, results of operations, performance and business prospects, and opportunities to differ materially from those expressed in, or implied by, these statements. Except as expressly required by the federal securities laws, we undertake no obligation to update such factors or to publicly announce the results of any of the forward-looking statements contained herein to reflect future events, developments, or changed circumstances or for any other reason. These risks and uncertainties, the outcome of which could materially and adversely affect our financial condition and operations, include, but are not limited to, the following:
risks associated with unfavorable changes in the cost or availability of financing, including alternative loans, for our students; potential higher bad debt expense or reduced revenue associated with requiring students to pay more of their educational expenses while in school;
increased competition; the effectiveness of our regulatory compliance efforts; future financial and operational results, including the impact of the impairment of goodwill and other intangible assets;
risks related to our ability to comply with accrediting agency requirements or obtain accrediting agency approvals; risks related to our ability to comply with, and the impact of changes in, legislation and regulations that affect our ability to participate in student financial aid programs;
costs, risks, and effects of legal and administrative proceedings and investigations and governmental regulations, and class action and other lawsuits; costs, risks and uncertainties associated with our company-wide restructuring, including risks and uncertainties associated with changes in management and reporting responsibilities; costs and difficulties related to the integration of acquired businesses; risks related to our ability to manage and continue growth;
risks related to the sale or teach-out of any campuses; risks related to general economic conditions including credit market conditions and other risk factors relating to our industry and business and the factors discussed in our Annual Report on Form 10-K for the year ended
December 31, 2007, and from time to time in our other reports filed with the Securities and
Exchange Commission.
Except for the historical and present factual information contained herein, the matters set forth in this presentation, including statements identified by words such as "anticipate," "believe," "plan,"
"expect," "intend," "project," "will," and similar expressions, are forward-looking statements as defined in Section 21E of the Securities Exchange Act of 1934, as amended. These statements are based on information currently available to us and are subject to various risks, uncertainties and other factors that could cause our actual growth, results of operations, performance and business prospects, and opportunities to differ materially from those expressed in, or implied by, these statements. Except as expressly required by the federal securities laws, we undertake no obligation to update such factors or to publicly announce the results of any of the forward-looking statements contained herein to reflect future events, developments, or changed circumstances or for any other reason. These risks and uncertainties, the outcome of which could materially and adversely affect our financial condition and operations, include, but are not limited to, the following:
risks associated with unfavorable changes in the cost or availability of financing, including alternative loans, for our students; potential higher bad debt expense or reduced revenue associated with requiring students to pay more of their educational expenses while in school;
increased competition; the effectiveness of our regulatory compliance efforts; future financial and operational results, including the impact of the impairment of goodwill and other intangible assets;
risks related to our ability to comply with accrediting agency requirements or obtain accrediting agency approvals; risks related to our ability to comply with, and the impact of changes in, legislation and regulations that affect our ability to participate in student financial aid programs;
costs, risks, and effects of legal and administrative proceedings and investigations and governmental regulations, and class action and other lawsuits; costs, risks and uncertainties associated with our company-wide restructuring, including risks and uncertainties associated with changes in management and reporting responsibilities; costs and difficulties related to the integration of acquired businesses; risks related to our ability to manage and continue growth;
risks related to the sale or teach-out of any campuses; risks related to general economic conditions including credit market conditions and other risk factors relating to our industry and business and the factors discussed in our Annual Report on Form 10-K for the year ended
December 31, 2007, and from time to time in our other reports filed with the Securities and
Exchange Commission.

Non-GAAP Financial
Information
Non-GAAP Financial
Information
The Company has included some  non-GAAP financial measures in this presentation to discuss the Company's financial results.  As a general matter, the Company uses these non-GAAP measures in addition to and in conjunction with results presented in accordance with GAAP. Among other things, the Company may use such non-GAAP financial measures in addition to and in conjunction with corresponding GAAP measures, to help analyze the performance of its core business, in connection with the preparation of annual budgets, and in measuring performance for some forms of compensation. In addition, the Company believes that non-GAAP financial information is used by analysts and others in the investment community to analyze the Company's historical results and in providing estimates of future performance and that failure to report these non-GAAP measures could result in confusion among analysts and others and a misplaced perception that the Company's results have underperformed or exceeded expectations.
These non-GAAP financial measures reflect an additional way of viewing aspects of the Company's operations that, when viewed with the GAAP results and the reconciliations to corresponding GAAP financial measures, provide a more complete understanding of the Company's results of operations and the factors and trends affecting the Company's business. However, these non-GAAP measures should be considered as a supplement to, and not as a substitute for, or superior to, the corresponding measures calculated in accordance with GAAP.
The Company has included some  non-GAAP financial measures in this presentation to discuss the Company's financial results.  As a general matter, the Company uses these non-GAAP measures in addition to and in conjunction with results presented in accordance with GAAP. Among other things, the Company may use such non-GAAP financial measures in addition to and in conjunction with corresponding GAAP measures, to help analyze the performance of its core business, in connection with the preparation of annual budgets, and in measuring performance for some forms of compensation. In addition, the Company believes that non-GAAP financial information is used by analysts and others in the investment community to analyze the Company's historical results and in providing estimates of future performance and that failure to report these non-GAAP measures could result in confusion among analysts and others and a misplaced perception that the Company's results have underperformed or exceeded expectations.
These non-GAAP financial measures reflect an additional way of viewing aspects of the Company's operations that, when viewed with the GAAP results and the reconciliations to corresponding GAAP financial measures, provide a more complete understanding of the Company's results of operations and the factors and trends affecting the Company's business. However, these non-GAAP measures should be considered as a supplement to, and not as a substitute for, or superior to, the corresponding measures calculated in accordance with GAAP.

Agenda
Agenda
Historical trends
New organizational structure
Three year growth trajectory
Student lending transition
Transitional schools division
Risks and upsides
Summary
Historical trends
New organizational structure
Three year growth trajectory
Student lending transition
Transitional schools division
Risks and upsides
Summary

CEC Financial Model
CEC Financial Model
Strong growth potential in online
Continued margin improvement in on-ground
Ability to gain operating leverage in
cost structure
Significant cash flow generation
Strong balance sheet
Strong growth potential in online
Continued margin improvement in on-ground
Ability to gain operating leverage in
cost structure
Significant cash flow generation
Strong balance sheet

Population
Population
25,000
58,300
32,700
56,800
28,600
56,100
32,000
57,500
0
30,000
60,000
90,000
Jan. 05 Jan. 06 Jan. 07 Jan. 08
25,000
58,300
32,700
56,800
28,600
56,100
32,000
57,500
0
30,000
60,000
90,000
Jan. 05 Jan. 06 Jan. 07 Jan. 08
Despite the effects of AIU’s probationary status over the past two years, strong starts in 2007 drove significant population growth.
Despite the effects of AIU’s probationary status over the past two years, strong starts in 2007 drove significant population growth.
On-ground
Online
On-ground
Online
89,500
89,500
84,700
84,700
83,300
83,300
89,500
89,500

Annual Revenue
Annual Revenue
($ millions)
Discontinued Operations Continuing
Operations
Strong growth in our Online Associate Degree programs
reduced our average revenue per student despite solid
growth in starts and population during 2007.
Strong growth in our Online Associate Degree programs
reduced our average revenue per student despite solid
growth in starts and population during 2007.
$956
$222
$1,505
$223
$1,855
$180
$1,806
$143
$1,675
$121
$0
$500
$1,000
$1,500
$2,000
$2,500
2003 2004 2005 2006 2007
$956
$222
$1,505
$223
$1,855
$180
$1,806
$143
$1,675
$121
$0
$500
$1,000
$1,500
$2,000
$2,500
2003 2004 2005 2006 2007

$199
$671
$263
$575
$267
$416
$0
$100
$200
$300
$400
$500
$600
$700
2005 2006 2007
$199
$671
$263
$575
$267
$416
$0
$100
$200
$300
$400
$500
$600
$700
2005 2006 2007
University Revenue
University Revenue
($ millions)
While CTU revenue has shown substantial growth since 2005,
AIU’s revenue has declined due to the effects of probation.
While CTU revenue has shown substantial growth since 2005,
AIU’s revenue has declined due to the effects of probation.
AIU
CTU
AIU
CTU

19% 19%
21%
9%
7%
0%
5%
10%
15%
20%
25%
2003 2004 2005 2006 2007
Continuing Operations
Continuing Operations
Operating Profit Margin
Operating Profit Margin
A mix shift in our Online University schools coupled with higher levels of startup and teach-out activity have created pressure on operating margins in recent years.
A mix shift in our Online University schools coupled with higher levels of startup and teach-out activity have created pressure on operating margins in recent years.
*  2007 and 2006 include a goodwill and asset impairment
charge of $5.8 million and $90.1 million respectively
*  2007 and 2006 include a goodwill and asset impairment
charge of $5.8 million and $90.1 million respectively

Diluted Earnings Per Share
Diluted Earnings Per Share
$1.08
$0.04
$1.70
$0.01
$2.39
-$0.13
$0.90
-$0.43
$1.01
-$0.38
-$1
$0
$1
$1
$2
$2
$3
2003 2004 2005 2006 2007
$1.08
$0.04
$1.70
$0.01
$2.39
-$0.13
$0.90
-$0.43
$1.01
-$0.38
-$1
$0
$1
$1
$2
$2
$3
2003 2004 2005 2006 2007
*  2007 and 2006 include a goodwill and asset impairment
charge of $5.8 million and $90.1 million respectively
*  2007 and 2006 include a goodwill and asset impairment
charge of $5.8 million and $90.1 million respectively
Continuing Operations
Discontinued Operations
Continuing Operations
Discontinued Operations

2006
2005
Balance Sheet &
Cash Flow Highlights
Balance Sheet &
Cash Flow Highlights
$222 $378 $216
Net Cash Provided by
Operating Activities
($58) ($126) ($69) Capital Expenditures
3.2% 6.2% 3.6% Capex % of Revenue
$164 $252 $147 Subtoal
($224) ($200) ($166) Share Repurchases
($60) $52 ($19) Net
($27) $52 $33 Cumulative
2007 ($ millions)

Student Retention Trends
Student Retention Trends
Despite external pressures on our business over the past two years, student retention has shown increased sustainability
of our student base.
Despite external pressures on our business over the past two years, student retention has shown increased sustainability
of our student base.
65%
66%
68%
64%
66%
68%
2005 2006 2007
65%
66%
68%
64%
66%
68%
2005 2006 2007

Cohort Default Rates
Cohort Default Rates
Since 2004, cohort default rates have been improving
year-over-year and we project further improvement for 2006.
Since 2004, cohort default rates have been improving
year-over-year and we project further improvement for 2006.
0%
4%
8%
12%
2004 2005 2006 (Projected)
0%
4%
8%
12%
2004 2005 2006 (Projected)
12.1%
12.1%
10.6%
10.6%
8% - 10%
8% - 10%

2007 Inflection Points 2007 Inflection Points 4Q07 3Q07 2Q07 1Q07 Starts Population Conversions Show Rates RPS Cost per Start Retention

Operating
Profit
2007 Results By Division
2007 Results By Division
vs’06 2007 vs ’06 2007 vs ’06 2007
Revenue
Population
(1/31/08)
($ millions)
(1) 2006 includes a goodwill and asset impairment charge of $86.3 million
8,400 (75%) $4 $171 4% Academy 12%
7,700 (72%) $9 $184 (16%) Colleges (11%)
10,900 (19%) $49 $366 - Culinary -
13,500 109%
(1)
$7 $189 12% Health 16%
8,600 14% $13 $82 61% International 13%
40,400 (55%) $91 $683 (18%) University 5%
N/A 37% ($52) - N/A Corporate N/A
89,500 (23%) $120 $1,675 (7%) CEC Total 6%

Pro Forma 2007 - 2010
Pro Forma 2007 - 2010
Pro Forma to reflect new organizational structure
All charts and graphs representing 2007 – 2010
projected growth exclude transitional school
division results
Pro Forma to reflect new organizational structure
All charts and graphs representing 2007 – 2010
projected growth exclude transitional school
division results

2007 Pro Forma
2007 Pro Forma
College segment schools moved to Art & Design
with the exception of Briarcliffe which moved into
University
Schools in teach-out previously classified in
Colleges, Academy and University segments
moved to Transitional Schools
Schools in teach-out previously classified as
assets held for sale in discontinued operations
moved to Transitional Schools
Schools remaining with CEC previously classified
as assets held for sale in discontinued operations
moved to Health Education
College segment schools moved to Art & Design
with the exception of Briarcliffe which moved into
University
Schools in teach-out previously classified in
Colleges, Academy and University segments
moved to Transitional Schools
Schools in teach-out previously classified as
assets held for sale in discontinued operations
moved to Transitional Schools
Schools remaining with CEC previously classified
as assets held for sale in discontinued operations
moved to Health Education

Transitional
AIU: 6  - CTU: 5
Briarcliffe: 2
IADT: 11 - Brooks Institute: 1 - Harrington: 1
Collins:  1 - Brown:  1
Art & Design 15
Formed SBUs
Formed SBUs
Culinary Arts 15
Health 24
International 12
University 13
Le Cordon Bleu (LCB): 13
Kitchen Academy: 2
Sanford Brown: 19 - Missouri: 1 - Gibbs: 2
Western School of Health & Business Careers: 2
INSEEC: 9
Instituto Marangoni: 3
Gibbs:7 - AIU:1  - IADT:2 - Brooks College:2
Lehigh Valley: 1 - McIntosh:1

Population 2007 - 2010
Population 2007 - 2010
0
50,000
100,000
150,000
2007 2010 (projected)
Art & Design
Culinary
Health
International
University
0
50,000
100,000
150,000
2007 2010 (projected)
Art & Design
Culinary
Health
International
University
6% - 8% CAGR
6% - 8% CAGR
*  Excludes Transitional School Division Results
*  Excludes Transitional School Division Results

Revenue 2007 - 2010
Revenue 2007 - 2010
$0
$500
$1,000
$1,500
$2,000
2007 2010 (projected)
Art and Design
Culinary
Health
International
University
$0
$500
$1,000
$1,500
$2,000
2007 2010 (projected)
Art and Design
Culinary
Health
International
University
6% - 8% CAGR
6% - 8% CAGR
($millions)
($millions)
*  Excludes Transitional School Division Results
*  Excludes Transitional School Division Results

Operating Expense
2007-2010
Operating Expense
2007-2010
2007 2010 (projected)
Bad Debt
Administration
Advertising and
Admissions
Educational
Services and
Facilities
2007 2010 (projected)
Bad Debt
Administration
Advertising and
Admissions
Educational
Services and
Facilities
35%
35%
28%
28%
22%
22%
3%
3%
32%
32%
27%
27%
20%
20%
4%
4%
*  Excludes Transitional School Division Results
*  Excludes Transitional School Division Results

2007 2010 (projected)
Art & Design
Culinary
Health
International
University
2007 2010 (projected)
Art & Design
Culinary
Health
International
University
Operating Profit Margin
2007-2010
Operating Profit Margin
2007-2010
Low to Mid Teens
Low to Mid Teens
9%
9%
*  Excludes Transitional School Division Results
*  Excludes Transitional School Division Results

Art and Design SBU
Art and Design SBU
Utilize strength of specialty schools across IADT
(i.e. photography, fashion design, gaming)
Successful launch of IADT online
Blended learning
One Academy initiative
Consistent messaging and advertising
Utilize strength of specialty schools across IADT
(i.e. photography, fashion design, gaming)
Successful launch of IADT online
Blended learning
One Academy initiative
Consistent messaging and advertising
2010
Outlook
2007
Pro Forma
$275 million
Mid Single Digit
CAGR
Revenue
12.0%
Mid Teens
Operating Profit Margin

Culinary Arts SBU
Culinary Arts SBU
Offer extended Le Cordon Bleu Associate
Program
Focus recruiting efforts on local markets
Base new startups on smaller operating footprint
Introduce additional certificate-based programs
Offer extended Le Cordon Bleu Associate
Program
Focus recruiting efforts on local markets
Base new startups on smaller operating footprint
Introduce additional certificate-based programs
2010
Outlook
2007
Pro Forma
$366 million
Mid Single Digit
CAGR
Revenue
13.0%
High Single Digits
Operating Profit Margin

Health Education SBU
Health Education SBU
Expand higher end program offerings
Introduce blended learning model
Consistent platform
Consolidation of brands
Geographic expansion through startups
Expand higher end program offerings
Introduce blended learning model
Consistent platform
Consolidation of brands
Geographic expansion through startups
2010
Outlook
2007
Pro Forma
$207 million
High Single Digit
CAGR
Revenue
3.0%
High Single Digits
Operating Profit Margin

International SBU
International SBU
Continued growth of INSEEC through new program
offerings
Solidify market acceptance of Istituto Marangoni
London and Paris locations
Explore geographic expansion
Continued growth of INSEEC through new program
offerings
Solidify market acceptance of Istituto Marangoni
London and Paris locations
Explore geographic expansion
2010
Outlook
2007
Pro Forma
$82 million
Mid Teens CAGR Revenue
16.0%
High Teens
Operating Profit Margin

University SBU
University SBU
Renewal of AIU brand
Continued growth in CTU military market
Determine Briarcliffe strategy regarding online
and blended learning
Renewal of AIU brand
Continued growth in CTU military market
Determine Briarcliffe strategy regarding online
and blended learning
2010
Outlook
2007
Pro Forma
$704 million
Low Teens
CAGR
Revenue
15.0%
Low Twenties
Operating Profit Margin

AIU Profitability Initiatives
AIU Profitability Initiatives
Introduce new programs and concentrations
Launch $12 million new media campaign
Align on-ground and online educational calendars
Leverage power of entire university
Teach-out Los Angeles campus
Ended agreement with AIU Dubai
Introduce new programs and concentrations
Launch $12 million new media campaign
Align on-ground and online educational calendars
Leverage power of entire university
Teach-out Los Angeles campus
Ended agreement with AIU Dubai
2010
Outlook
2007
Pro Forma
$400 million
Mid Single Digit
CAGR
Revenue
15.0%
High Teens to
Low Twenties
Operating Profit Margin

CTU Profitability Initiatives
CTU Profitability Initiatives
Grow military markets
Enhance Institute of Advanced Study
Introduce new programs and concentrations
Matriculate associate students to bachelor’s
degree programs
Capitalize on one University
Grow military markets
Enhance Institute of Advanced Study
Introduce new programs and concentrations
Matriculate associate students to bachelor’s
degree programs
Capitalize on one University
2010
Outlook
2007
Pro Forma
$267 million
Mid Teens CAGR
Revenue
17.0%
Low Twenties
Operating Profit Margin

Student Lending Transition
Student Lending Transition
January, 2008:
Sallie Mae (SLM) announced intention
to terminate recourse loan program to new students
January, 2008:
SLM increased discount rate in interim
period from 25% to 44%
February, 2008:
SLM announced intention to terminate
recourse loan program to students
February, 2008:
SLM terminating certain FICO bands
from its non-recourse loan programs
February, 2008:
CECO announces that it will utilize its
balance sheet to support serial students and selective
lending to new students
January, 2008:
Sallie Mae (SLM) announced intention
to terminate recourse loan program to new students
January, 2008:
SLM increased discount rate in interim
period from 25% to 44%
February, 2008:
SLM announced intention to terminate
recourse loan program to students
February, 2008:
SLM terminating certain FICO bands
from its non-recourse loan programs
February, 2008:
CECO announces that it will utilize its
balance sheet to support serial students and selective
lending to new students

Student Lending Transition –
Projected Financial Impact
Student Lending Transition –
Projected Financial Impact
$ millions $ millions
2008 2009
($20-$25) Discontinue existing EPP ($20-$25)
($50-$65) Loss Culinary – SLM Recourse & Repositioning ($70-$85)
($25-$35) Loss Other Segments – SML Recourse ($30-$40)
($95-$125) Subtotal ($120-$150)
$20-$25 CEC New Payment Plan $25-$30
$0-$10 Alternate Lenders $20-$30
($40-$60) Net Loss Profit ($40-$60)
($75-$90) Net Loss Revenue ($75-$90)

University Segment
AIU Los Angeles
Academy Segment
IADT Toronto &
Pittsburgh
Gibbs Segment
7 Gibbs Schools
College Segment
Lehigh Valley, McIntosh,
Brooks College
(Sunnyvale & Long Beach)
Transitional
Transitional
School Segment
School Segment
Transitional School Segment
Transitional School Segment

Transitional School Segment
– Projected Financial Impact
Transitional School Segment
– Projected Financial Impact
2009
Operating
Loss
2009
Revenue
2008
Operating
Loss
2008
Revenue
($3-$5) $0 - $2 $10 - $12 ($8-$10) Academy
($30-$34) $8 - $12 $45 - $50 ($20-$25) Gibbs
($6-$8) $0 - $2 $13 - $18 ($15-$21) Colleges
($3-$5) $0 - $2 $7 - $10 ($7-$9) University
($42-$52) $8 - $18 $75 - $90 ($50-$65) Subtotal
($55-$75) Exiting real estate obligations
($ millions)

Transitional School Segment –
Projected Financial Impact
Transitional School Segment –
Projected Financial Impact
($ millions)
2008 2009 2010
$75 - $90
$8 - $18
($50 - $65)
($97 - $127)
($10 - $20)
Revenue
Operating Income
Real Estate

Perspectives on 2008
Perspectives on 2008
Change in earnings days at AIU from
first quarter 2008 to third quarter 2008
$12 million investment in marketing for
AIU renewal
$18-$20 million savings, net of severance
for organizational restructuring
Loss of revenue and operating profit due
to lending market contraction
Change in earnings days at AIU from
first quarter 2008 to third quarter 2008
$12 million investment in marketing for
AIU renewal
$18-$20 million savings, net of severance
for organizational restructuring
Loss of revenue and operating profit due
to lending market contraction

Perspectives on 2009
Perspectives on 2009
Anticipated loss of revenue and operating
profit due to lending market contraction
Real estate obligation on schools in
teach-out
Lengthening of Culinary program
Anticipated loss of revenue and operating
profit due to lending market contraction
Real estate obligation on schools in
teach-out
Lengthening of Culinary program

Real Estate Efforts
Real Estate Efforts
Over 7 million square feet of space in global
portfolio
Portfolio rationalization initiative actively in
progress
Efficiency planning in progress to identify
significant additional opportunities in
2008 and 2009
Developed and implemented standardization plans
for proposed new campuses
Over 7 million square feet of space in global
portfolio
Portfolio rationalization initiative actively in
progress
Efficiency planning in progress to identify
significant additional opportunities in
2008 and 2009
Developed and implemented standardization plans
for proposed new campuses

Summary
Summary
$195 -
$195 -
$235
$235
$164
$164
Est. Free Cash Flow
Est. Free Cash Flow
$210
$210
-
-
$255
$255
$65
$65
Total
Total
($10 -
($10 -
$20)
$20)
N/A
N/A
($86)
($86)
Transitional
Transitional
Operating Income
Operating Income
$225 -
$225 -
$270
$270
Low to Mid
Low to Mid
Teens
Teens
$151
$151
Operating Income
Operating Income
$1,950 -
$1,950 -
$2,050
$2,050
6% -
6% -
8%
8%
CAGR
CAGR
$1,635
$1,635
Revenue
Revenue
2010
2010
Milestone
Milestone
2007
2007
Restated
Restated
($ millions)
($ millions)

Other Performance Considerations
Other Performance Considerations
Student lending
AIU pace of recovery
Growth in higher degrees
Growth in blended
learning
Rapid elimination
of excess real estate
Student lending
AIU pace of recovery
Legal and regulatory
Issues
Culinary transition
Excess charges for the
reduction of excess real
estate
2008
-
2010
Primary Risks
Potential Upsides
®

Q & A
Q & A
Q#1: In 2009, you have operating losses from
teach-outs and real estate disposal as
well as the impact from student lending.
Are you concerned about meeting the
DOE financial responsibility ratio?
Q#2: Will you continue to take advantage
of your repurchase program? What is
the minimum cash you want to maintain
on your balance sheet?
Q#3: Would you consider taking on more
debt?  What is your ideal capital
structure?
Q#1: In 2009, you have operating losses from
teach-outs and real estate disposal as
well as the impact from student lending.
Are you concerned about meeting the
DOE financial responsibility ratio?
Q#2: Will you continue to take advantage
of your repurchase program? What is
the minimum cash you want to maintain
on your balance sheet?
Q#3: Would you consider taking on more
debt?  What is your ideal capital
structure?

CEC Financial Model
CEC Financial Model
Strong growth potential in online
Continued margin improvement
in on-ground
Ability to gain operating leverage in
cost structure
Significant cash flow generation
Strong balance sheet
Strong growth potential in online
Continued margin improvement
in on-ground
Ability to gain operating leverage in
cost structure
Significant cash flow generation
Strong balance sheet

Q&A Q&A